FOR IMMEDIATE RELEASE

Contacts:    Martha Fleming, Steve Brolly
Fidelity Southern Corporation (404) 240-1504

FIDELITY SOUTHERN CORPORATION
EARNS $8.0 MILLION IN SECOND QUARTER OF 2014

ATLANTA, GA (July 17, 2014) – Fidelity Southern Corporation (“Fidelity” or the “Company”) (NASDAQ: LION), holding company for Fidelity Bank (the “Bank”), today reported financial results for the three and six months ended June 30, 2014.
KEY RESULTS

•	Net Income of $8.0 million and $14.0 million in the three and six months ended June 30, 2014, respectively, or $0.34 and $0.60 per diluted share for the same periods

•	Return on average assets of 1.22% and 1.10% for the three and six months ended June 30, 2014, respectively

•	Increased tangible book value by $1.12 to $11.66 per share or 10.6%, year over year

•	Core deposit growth for the second quarter of 2014 and year over year of $40.1 million or 2.6% and $180.1 million or 12.9%, respectively

•	Net interest margin increased 36 basis points compared to the first quarter of 2014

•	Loan portfolio increased during the second quarter of 2014 and year over year by $120.5 million or 6.5% and $192.6 million or 10.8%, respectively, to almost $2.0 billion

•	Funded closed mortgage production of $561.4 million for the second quarter and $882.2 million so far in 2014

•	Sold $579.2 million in indirect, mortgage and SBA loans during the second quarter and $1.1 billion so far in 2014

•	Increased gross revenue by 16.3% during the second quarter of 2014 to $49.4 million and generated $91.8 million so far in 2014
Fidelity's Chairman, Jim Miller, said, "This was a strong quarter. Significantly, mortgage banking activity has increased during the year after the refinance boom ended to what is now a sustainable level and mortgage servicing also benefits from this. Overall, organic loan growth was strong, led by commercial, indirect automobile lending, and by single family construction lending, which will expand into Orlando this month.
"Trust and wealth management began operations in July and a substantial volume of trust assets is in process of being booked. Key personnel already hired will be supplemented by professionals in Georgia and Florida where offices in Savannah and Ponte Vedra are planned for this year.
"The nine newly acquired retail branches already reported should open now through December and we will seek further locations and deposits. As always, we remain focused on building long-term share value for our shareholders and on current return to them as well.”

BALANCE SHEET
Total assets at June 30, 2014 were $2.7 billion, an increase of $180.9 million, or 7.1%, compared to March 31, 2014. This increase is primarily attributable to an increase in loan production for the second quarter of 2014, which resulted in a decrease of cash and cash equivalents of $108.9 million during the second quarter of 2014 and an increase in other borrowings of $144.1 million compared to March 31, 2014.
Loans
Total loans held for investment at June 30, 2014 increased by $120.5 million, or 6.5% compared to March 31, 2014, and $192.6 million, or 10.8% compared to June 30, 2013. This growth occurred largely due to an increase in indirect loans of $72.0 million, or 7.8%, compared to March 31, 2014 and an increase in mortgage loans of $26.4 million, or 18.6% compared to March 31, 2014. This increase is primarily due to mortgage and indirect lending increasing production and opening loan production offices in new market areas.
Loans held for sale also increased as of June 30, 2014 by $159.2 million, or 88.2%, compared to March 31, 2014. This increase was primarily attributable to growth in residential mortgage and indirect loans held for sale of $79.5 million, or 70.8% and $80.0 million, or 133.3%, respectively, compared to March 31, 2014.
Asset Quality
Asset quality trends continued to be favorable during the second quarter of 2014.

•	Net charge-off ratio, annualized of 0.42% for the second quarter of 2014 and 0.20% year to date 2014, compared to 0.40% for the second quarter of 2013 and 0.63% year to date 2013

•	Nonperforming asset ratio of 3.71% at June 30, 2014, a decrease from 4.39% and 6.30% at March 31, 2014, and June 30, 2013, respectively

•	Decrease in classified assets of $8.0 million or 7.4% for the second quarter and decrease of $45.0 million,or 31.3% year over year
Deposits
Total deposits of $2.2 billion at June 30, 2014 increased by $25.0 million, or 1.1%, and $70.4 million, or 3.3%, from March 31, 2014 and June 30, 2013, respectively. The quarterly and year-over-year increases were due primarily to growth of $35.1 million, or 6.7%, and $127.4 million, or 29.4%, during the second quarter of 2014 and year-over-year in noninterest-bearing demand deposits which comprised almost 25% of total average deposits in the second quarter of 2014 compared to just over 19% in the second quarter of 2013.
Core deposits, including noninterest-bearing demand deposits, increased by $40.1 million, or 2.6%, and $180.1 million, or 12.9%, during the second quarter of 2014 and year-over-year, respectively. The Bank has continued to strategically focus on core deposit growth and realized continued benefits from the transaction account acquisition initiative, particularly in business accounts, which has continued into 2014.
These increases in noninterest-bearing demand deposits were partially offset by a decrease in time deposits on a linked-quarter and year-over-year basis. Time deposits, including brokered deposits, decreased by $15.1 million, or 2.3%, during the second quarter of 2014 and $109.7 million, or 14.5%, year-over-year and comprised less than 30% of average deposits for the second quarter of 2014, down from over 35% of average deposits for the second quarter of 2013.

The following table summarizes average deposit composition and average rate paid for the periods presented.

	For the Three Months Ended
	June 30, 2014			March 31, 2014			June 30, 2013
($ in millions)	Average Amount	Rate	Percent of Total Deposits	Average Amount	Rate	Percent of Total Deposits	Average Amount	Rate	Percent of Total Deposits
Noninterest-bearing demand deposits	$534.5	—%	24.3%	$478.0	—%	22.2%	$402.9	—%	19.4%
Interest-bearing demand deposits	694.1	0.27%	31.6%	698.8	0.29%	32.3%	627.9	0.27%	30.2%
Savings deposits	314.9	0.37%	14.3%	308.8	0.39%	14.3%	318.8	0.41%	15.3%
Time deposits	653.4	0.96%	29.8%	675.0	1.01%	31.2%	730.0	1.02%	35.1%
Total average deposits	$2,196.9	0.43%	100.0%	$2,160.6	0.47%	100.0%	$2,079.6	0.50%	100.0%

INCOME STATEMENT
Net Interest Margin
Net interest margin was 3.92% and 3.75% for the three and six months ended June 30, 2014, respectively, compared to 3.42% and 3.59% for the same periods in 2013. The increase from 2013 to 2014 was primarily attributable to declines in subordinated debt expense. See "Average Balance, Interest and Yields" below. On a linked-quarter basis, net interest margin increased 36 basis points compared to 3.56% for the first quarter of 2014. This increase is primarily attributable to a 29 basis point increase in yield for total loans. The linked-quarter increase in yield on total loans is primarily attributable to accretion of the loan discount discussed in "Interest Income" below.
Excluding the accretion of the loan discount, the net interest margin was 3.63% and 3.59% for the three and six months ended June 30, 2014, respectively, compared to 3.34% and 3.42% for the same periods in 2013. The improvement in net interest margin for both periods from 2013 to 2014 is related to the decline in subordinated debt expense discussed above. See further discussion of accretion of the loan discount in "Interest Income" below. On a linked-quarter basis, net interest margin, excluding the accretion of the loan discount, increased 8 basis points from 3.55% for the first quarter of 2014.
Interest Income
Interest income was $26.1 million and $49.1 million for the three and six months ended June 30, 2014, an increase of $2.2 million and $293,000, or 9.2% and 0.6%, respectively, as compared to the same periods in 2013. The increase in interest income for the three months ended June 30, 2014 was primarily attributable to the increase in accretion of the loan discount of $1.3 million due to improvements in cash flows on acquired loans and favorable resolution of covered assets.
On a linked-quarter basis, interest income increased by $3.0 million, or 12.9%. This increase occurred primarily due to the increase in accretion of the loan discount noted above and the increase in mortgage loans held for sale production volume during the second quarter of 2014 compared to the first quarter of 2014. This increase was partially offset by a slight decrease in loan yields as new loans were originated at lower market yields.
Interest Expense
Interest expense was $2.7 million and $5.5 million for the three and six months ended June 30, 2014, a decrease of $1.1 million and $2.2 million, or 28.5% and 28.3%, respectively, as compared to the same periods in 2013. The decrease from 2013 to 2014 for both periods occurred primarily due to a reduction of $591,000 and $1.2 million in subordinated debt expense from the repayment of $21.5 million in subordinated debt in the third quarter of 2013. On a linked-quarter basis, interest expense was flat, decreasing by just $131,000, or 4.7%.
Noninterest Income
Noninterest income was $23.3 million and $42.7 million for the three and six months ended June 30, 2014, a decrease of $4.9 million and $10.6 million, or 17.4% and 19.9%, respectively, as compared to the same periods in 2013. The decrease in noninterest income recorded for 2014 compared to 2013 was primarily attributable to decreases in noninterest income from mortgage banking activities of $6.6 million and $13.8 million for the same periods. Closed mortgage loan funding was $561.4 million and $882.2 million for the three and six months ended June 30, 2014, respectively, compared to $784.0 million and $1.4 billion for the same periods in 2013. The decrease in mortgage banking income was partially offset by increases in noninterest income from indirect lending activities of $850,000 and $3.9 million for the same periods, primarily due to higher volume of loans sold to investors.
On a linked-quarter basis, noninterest income increased by $3.9 million, or 20.3%. This increase was primarily attributable to an increase in noninterest income from mortgage banking activities of $3.0 million or 28.2%. Closed mortgage loan funding increased by $240.6 million, or 75.0%, during the second quarter of 2014 as compared to the first quarter of 2014.
Noninterest Expense
Noninterest expense was $33.7 million and $66.4 million for the three and six months ended June 30, 2014, an increase of $584,000 and $716,000, or 1.8% and 1.1%, respectively, as compared to the same periods in 2013. These increases are largely attributable to increases in salaries and benefits of $1.7 million and $3.5 million and net occupancy expenses of $1.1 million and $1.3 million, respectively, for the same periods due to the increased number of employees in our retail and mortgage divisions added to support organic growth and expansion of our branch network. These increases were partially offset by a reduction in commissions expense of $2.4 million and $5.3 million for the same periods due to lower mortgage banking volume from 2013 to 2014.
On a linked-quarter basis, noninterest expense increased $1.1 million, or 3.3%. This increase was primarily attributable to an increase in commissions expense of $2.1 million, or 61.7%, due to higher mortgage banking volume for the second quarter of 2014 as compared to the first quarter of 2014. See "Noninterest Income" above for further discussion of mortgage banking volume. This increase was partially offset by a decrease in write-downs on other real estate of $1.2 million or 85.2%.

ABOUT FIDELITY SOUTHERN CORPORATION
Fidelity Southern Corporation, through its operating subsidiaries Fidelity Bank and LionMark Insurance Company, provides banking and wealth management services and credit-related insurance products through branches in Atlanta, Georgia, and in Jacksonville, Florida, and an insurance office in Atlanta, Georgia. SBA, indirect automobile, and mortgage loans are provided throughout the South. For additional information about Fidelity's products and services, please visit the website at www.FidelitySouthern.com.
This news release contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to the section entitled “Forward Looking Statements” from Fidelity Southern Corporation’s 2013 Annual Report filed on Form 10-K with the Securities and Exchange Commission. Additional information and other factors that could affect future financial results are included in Fidelity's filings with the Securities and Exchange Commission.
-end-

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(UNAUDITED)

	As of or for the Three Months Ended					As of or for the Six Months Ended
($ in thousands, except per share data)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
RESULTS OF OPERATIONS
Net interest income	$23,391	$20,271	$20,858	$21,529	$20,134	$43,662	$41,209
Provision for loan losses	566	(2,450)	273	1,122	570	(1,884)	4,046
Noninterest income	23,318	19,383	17,753	25,844	28,239	42,701	53,286
Noninterest expense	33,743	32,656	32,538	34,102	33,159	66,399	65,683
Income tax expense	4,442	3,385	1,937	4,298	5,211	7,827	8,842
Net income	7,958	6,063	3,863	7,851	9,433	14,021	15,924

PERFORMANCE
Earnings per share - basic (1)	$0.37	$0.28	$0.18	$0.33	$0.52	$0.66	$0.90
Earnings per share - diluted (1)	0.34	0.26	0.16	0.30	0.46	0.60	0.80
Return on average assets	1.22%	0.97%	0.61%	1.20%	1.47%	1.10%	1.27%
Return on average equity	13.09%	10.36%	6.54%	12.04%	17.40%	11.75%	15.58%
Yield on interest earning assets	4.37%	4.05%	4.09%	4.15%	4.05%	4.21%	4.25%
Cost of funds	0.60%	0.63%	0.64%	0.72%	0.77%	0.61%	0.81%
Net interest margin	3.92%	3.56%	3.59%	3.59%	3.42%	3.75%	3.59%

CAPITAL
Cash dividends paid per common share	$0.08	$0.04	$0.02	$—	$—	$0.12	$—
Dividend payout ratio (4)	21.62%	14.29%	11.11%	—%	—%	18.18%	—%
Tier 1 risk-based capital	12.12%	13.21%	12.71%	12.97%	15.62%	12.12%	15.62%
Total risk-based capital	13.34%	14.46%	13.96%	14.23%	16.88%	13.34%	16.88%
Leverage ratio	11.14%	11.21%	11.02%	10.53%	12.96%	11.14%	12.96%

BALANCE SHEET SUMMARY
Loans held for sale	$339,719	$180,550	$187,366	$216,736	$355,017	$339,719	$355,017
Loans	1,968,614	1,848,092	1,893,037	1,831,708	1,775,972	1,968,614	1,775,972
Allowance for loan losses	(28,912)	(30,797)	(33,684)	(33,661)	(33,309)	(28,912)	(33,309)
Total assets	2,737,742	2,556,887	2,564,168	2,567,482	2,675,233	2,737,742	2,675,233
Total deposits	2,225,419	2,200,389	2,202,452	2,169,275	2,155,047	2,225,419	2,155,047
Shareholders' equity	250,775	242,391	236,230	233,300	273,102	250,775	273,102

STOCK PERFORMANCE
Market price:
Closing (1)	$12.99	$13.97	$16.54	$15.21	$12.19	$12.99	$12.19
High close (1)	14.44	16.57	17.80	15.84	12.96	16.57	12.96
Low close (1)	12.80	13.63	13.32	12.47	10.65	12.80	9.35
Daily average trading volume	56,991	53,851	54,195	92,997	58,307	55,446	41,749
Shares of common stock outstanding (1)	21,318	21,277	21,343	21,240	21,147	21,318	21,147
Book value per common share (1)	$11.76	$11.39	$11.07	$10.98	$10.65	$11.76	$10.65
Tangible book value per common share (1)	11.66	11.28	10.96	10.87	10.54	11.66	10.54
Price to book value	1.10	1.23	1.49	1.39	1.14	1.10	1.14
Price to tangible book value	1.11	1.24	1.51	1.40	1.16	1.11	1.16
ASSET QUALITY
Total nonperforming loans	$46,132	$56,600	$59,582	$61,458	$72,388	$46,132	$72,388
Total nonperforming assets (2)	74,130	82,545	91,783	97,132	114,492	74,130	114,492
Nonperforming Asset Ratio (3)	3.71%	4.39%	4.77%	5.05%	6.30%	3.71%	6.30%
OTHER INFORMATION
Noninterest income to gross revenue (5)	47.22%	45.65%	42.75%	50.90%	54.19%	49.44%	56.39%
Full-Time equivalent employees	968.3	927.8	889.9	865.1	843.1	968.3	843.1
(1) Historical periods prior to December 31, 2013 adjusted for stock dividends
(2) Nonperforming assets include nonaccrual loans, repossessions and ORE.
(3) Nonperforming asset ratio is defined as nonperforming assets over gross total loans held to maturity, repossessions and ORE
(4) Calculated using Dividends Paid divided by Basic EPS
(5) Gross revenue is calculated as interest income plus non-interest income

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	For the Three Months Ended					For the Six Months Ended
(in thousands, except per share data)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
INTEREST INCOME
Loans, including fees	$24,801	$21,791	$22,639	$23,900	$22,949	$46,592	$46,893
Investment securities	1,244	1,249	1,095	977	911	2,493	1,939
Federal funds sold and bank deposits	20	38	43	53	15	58	18
Total interest income	26,065	23,078	23,777	24,930	23,875	49,143	48,850
INTEREST EXPENSE
Deposits	2,328	2,488	2,590	2,601	2,600	4,816	5,227
Other borrowings	69	44	47	84	273	113	679
Subordinated debt	277	275	282	716	868	552	1,735
Total interest expense	2,674	2,807	2,919	3,401	3,741	5,481	7,641
Net interest income	23,391	20,271	20,858	21,529	20,134	43,662	41,209
Provision for loan losses	566	(2,450)	273	1,122	570	(1,884)	4,046
Net interest income after provision for loan losses	22,825	22,721	20,585	20,407	19,564	45,546	37,163
NONINTEREST INCOME
Service charges on deposit accounts	1,059	1,009	1,119	1,075	1,020	2,068	1,969
Other fees and charges	1,100	920	1,012	997	975	2,020	1,862
Mortgage banking activities	13,570	10,587	10,798	17,809	20,158	24,157	37,953
Indirect lending activities	3,631	4,676	2,030	2,583	2,781	8,307	4,427
SBA lending activities	1,359	844	492	647	1,417	2,203	2,501
Bank owned life insurance	755	301	308	326	326	1,056	639
Securities gains	—	—	188	—	—	—	—
Other	1,844	1,046	1,806	2,407	1,562	2,890	3,935
Total noninterest income	23,318	19,383	17,753	25,844	28,239	42,701	53,286
NONINTEREST EXPENSE
Salaries and employee benefits	15,973	16,085	14,660	14,424	14,278	32,058	28,560
Commissions	5,610	3,470	4,288	6,019	7,979	9,080	14,369
Net occupancy	3,407	2,603	2,799	2,844	2,291	6,010	4,698
Communication	977	972	856	754	805	1,949	1,565
Other	7,776	9,526	9,935	10,061	7,806	17,302	16,491
Total noninterest expense	33,743	32,656	32,538	34,102	33,159	66,399	65,683
Income before income tax expense	12,400	9,448	5,800	12,149	14,644	21,848	24,766
Income tax expense	4,442	3,385	1,937	4,298	5,211	7,827	8,842
NET INCOME	7,958	6,063	3,863	7,851	9,433	14,021	15,924
Preferred stock dividends and discount accretion	—	—	—	(817)	(823)	—	(1,646)
Net income available to common equity	$7,958	$6,063	$3,863	$7,034	$8,610	$14,021	$14,278

EARNINGS PER SHARE: (1)
Basic earnings per share	$0.37	$0.28	$0.18	$0.33	$0.52	$0.66	$0.90
Diluted earnings per share	$0.34	$0.26	$0.16	$0.30	$0.46	$0.60	$0.80
Weighted average common shares outstanding-basic	21,301	21,279	21,332	21,290	16,567	21,274	15,917
Weighted average common shares outstanding-diluted	23,427	23,439	23,533	23,428	18,582	23,417	17,883

(1) Historical periods prior to December 31, 2013 adjusted for stock dividends

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

($ in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
ASSETS
Cash and cash equivalents	$55,139	$166,952	$116,559	$140,871	$158,837
Investment securities available-for-sale	164,190	163,803	168,865	170,338	163,764
Investment securities held-to-maturity	7,851	3,795	4,051	4,468	4,978
Loans held-for-sale	339,719	180,550	187,366	216,736	355,017
Loans	1,968,614	1,848,092	1,893,037	1,831,708	1,775,972
Allowance for loan losses	(28,912)	(30,797)	(33,684)	(33,661)	(33,309)
Loans, net of allowance for loan losses	1,939,702	1,817,295	1,859,353	1,798,047	1,742,663
Premises and equipment, net	50,419	48,937	44,555	41,964	41,843
Other real estate, net	26,930	24,547	30,982	34,493	40,882
Bank owned life insurance	33,995	34,127	33,855	33,575	33,276
Servicing rights	57,526	55,281	53,202	52,048	44,734
Other assets	62,271	61,600	65,380	74,942	89,239
Total assets	$2,737,742	$2,556,887	$2,564,168	$2,567,482	$2,675,233

LIABILITIES
Deposits:
Noninterest-bearing demand deposits	$560,932	$525,853	$488,224	$448,087	$433,565
Interest-bearing deposits:
Demand and money market	704,778	700,268	701,556	685,437	653,172
Savings	314,795	314,282	325,133	317,997	313,716
Time deposits	644,914	659,986	687,539	717,754	754,594
Total deposits	2,225,419	2,200,389	2,202,452	2,169,275	2,155,047
Other borrowings	187,815	43,685	59,233	88,422	143,641
Subordinated debt	46,393	46,393	46,393	46,393	67,527
Other liabilities	27,340	24,029	19,860	30,092	35,916
Total liabilities	2,486,967	2,314,496	2,327,938	2,334,182	2,402,131

SHAREHOLDERS' EQUITY
Preferred stock	—	—	—	—	47,785
Common stock	160,586	159,654	158,153	156,156	153,107
Accumulated other comprehensive gain, net of tax	2,804	1,606	968	1,723	1,475
Retained earnings	87,385	81,131	77,109	75,421	70,735
Total shareholders’ equity	250,775	242,391	236,230	233,300	273,102
Total liabilities and shareholders’ equity	$2,737,742	$2,556,887	$2,564,168	$2,567,482	$2,675,233

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
LOANS BY CATEGORY
(UNAUDITED)

($ in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Commercial	$536,435	$525,347	$530,977	$512,875	$507,188
SBA	136,946	138,331	134,823	133,867	131,771
Total commercial and SBA loans	673,381	663,678	665,800	646,742	638,959
Construction loans	113,873	101,443	101,698	99,379	100,986
Indirect automobile	997,117	925,101	975,223	942,217	904,098
Installment	15,892	15,932	13,473	14,270	15,557
Total consumer loans	1,013,009	941,033	988,696	956,487	919,655
First mortgage	93,453	68,546	60,928	51,807	41,815
Second mortgage	74,898	73,392	75,915	77,293	74,557
Total mortgage loans	168,351	141,938	136,843	129,100	116,372
Loans	1,968,614	1,848,092	1,893,037	1,831,708	1,775,972

Loans held-for-sale:
Residential mortgage	191,666	112,195	127,850	174,409	309,175
SBA	8,053	8,355	9,516	7,327	10,842
Indirect automobile	140,000	60,000	50,000	35,000	35,000
Total loans held-for-sale	339,719	180,550	187,366	216,736	355,017
Total loans	$2,308,333	$2,028,642	$2,080,403	$2,048,444	$2,130,989

Noncovered loans	$1,923,088	$1,796,256	$1,834,675	$1,768,384	$1,691,258
Covered loans	45,526	51,836	58,362	63,324	84,714
Loans held-for-sale	339,719	180,550	187,366	216,736	355,017
Total loans	$2,308,333	$2,028,642	$2,080,403	$2,048,444	$2,130,989

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)

	As of or for the Three Months Ended
($ in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Balance at beginning of period	$30,797	$33,684	$33,661	$33,309	$33,910
Net charge-offs/(recoveries):
Commercial and SBA	1,467	364	(147)	406	695
Construction	14	(1,680)	(250)	(241)	40
Indirect automobile and installment loans	623	743	696	930	941
Mortgage	83	35	102	67	27
Covered	(161)	448	(57)	37	8
Acquired, noncovered	(1)	(15)	—	—	10
Total net charge-offs/(recoveries)	2,025	(105)	344	1,199	1,721
Provision for loan losses (1)	566	(2,450)	273	1,122	570
(Decrease)/increase in FDIC loss share receivable	(426)	(542)	94	429	550
Balance at end of period	$28,912	$30,797	$33,684	$33,661	$33,309

Net charge-offs/(recoveries), annualized to average loans	0.42%	(0.02)%	0.06%	0.27%	0.40%
Total Average Loans	$2,179,846	$2,070,909	$2,070,909	$2,061,358	$2,150,917
Allowance for loan losses as a percentage of loans	1.47%	1.67%	1.78%	1.83%	1.86%

(1) Net of benefit attributable to FDIC loss share receivable

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
NONPERFORMING AND CLASSIFIED ASSETS
(UNAUDITED)

($ in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
NONCOVERED NONPERFORMING ASSETS
Nonaccrual loans	$35,283	$40,983	$40,944	$36,711	$41,757
Repossessions	1,068	1,398	1,219	1,181	1,222
Other real estate (ORE)	19,855	19,573	24,791	26,016	28,342
Noncovered nonperforming assets	$56,206	$61,954	$66,954	$63,908	$71,321
NONCOVERED NONPERFORMING ASSET RATIOS
Loans 30-89 days past due	$2,874	$4,045	$5,132	$6,576	$5,764
Loans past due 90 days or more and still accruing	$—	$488	$—	$—	$—
Loans 30-89 days past due to total loans	0.15%	0.23%	0.28%	0.37%	0.34%
Loans past due 90 days or more and still accruing to total loans	—%	0.03%	—%	—%	—%
Nonperforming assets to total loans, ORE, and repossessions	2.89%	3.41%	3.60%	3.56%	4.14%

COVERED NONPERFORMING ASSETS
Nonaccrual loans	$10,849	$15,617	$18,638	$24,747	$30,631
Other real estate	7,075	4,974	6,191	8,477	12,540
Covered nonperforming assets	$17,924	$20,591	$24,829	$33,224	$43,171

ASSET QUALITY RATIOS
Classified Asset Ratio (3)	30.98%	34.04%	36.85%	41.30%	39.15%
Including covered loans:
Nonperforming loans as a % of loans	2.34%	3.06%	3.15%	3.36%	4.08%
Nonperforming assets as a % of loans plus ORE	3.71%	4.39%	4.77%	5.05%	5.05%
ALL to nonperforming loans	62.67%	54.41%	56.53%	54.77%	46.01%
Net charge-offs/(recoveries), annualized to average loans	0.42%	(0.02)%	0.06%	0.27%	0.40%
ALL as a % of loans	1.47%	1.67%	1.78%	1.83%	1.86%
Excluding covered loans:
Nonperforming loans as a % of loans	1.83%	2.28%	2.23%	2.08%	2.47%
Nonperforming assets as a % of loans plus ORE	2.89%	3.41%	3.60%	3.56%	4.14%
ALL to nonperforming loans	81.94%	75.15%	74.09%	3.56%	75.74%
Net charge-offs/(recoveries), annualized to average loans	0.46%	(0.12)%	0.09%	0.27%	0.40%
ALL as a % of loans	1.50%	1.71%	1.84%	1.90%	1.97%

CLASSIFIED ASSETS
Classified loans (1)	$71,022	$81,037	$82,625	$91,450	$101,957
ORE and repossessions	27,998	25,945	32,201	35,674	42,104
Total classified assets (2)	$99,020	$106,982	$114,826	$127,124	$144,061

(1) Amount of SBA guarantee included	$6,462	$8,506	$7,869	$13,115	$14,379
(2) Classified assets include loans having a risk rating of substandard or worse, both accrual and nonaccrual, repossessions and ORE.
(3) Classified asset ratio is defined as classified assets as a percentage of Tier 1 capital plus allowance for loan losses.

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
ANALYSIS OF INDIRECT LENDING
(UNAUDITED)

	As of or for the Three Months Ended
($ in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Average loans outstanding (4)	$1,075,657	$1,032,592	$1,010,229	$957,737	$979,279
Past due loans:
Amount 30+ days past due	$1,363	$1,117	$1,561	$1,277	$1,697
Number 30+ days past due	125	109	130	130	173
30+ day performing delinquency rate (1)	0.12%	0.11%	0.15%	0.13%	0.18%
Nonperforming loans	$743	$772	$806	$925	$594
Nonperforming loans as a percentage of period end loans (1)	0.07%	0.08%	0.08%	0.09%	0.06%
Net charge-offs	$614	$733	$703	$908	$886
Net charge-off rate (2)	0.27%	0.31%	0.29%	0.39%	0.38%
Number of vehicles repossessed during the period	126	143	198	199	168
Average beacon score of portfolio	745	752	740	739	739
Production by state:
Alabama	$28,530	$22,155	$19,798	$22,599	$16,576
Arkansas	36,572	22,183	16,352	13,757	7,728
North Carolina	24,069	18,980	18,731	19,292	18,750
South Carolina	23,139	14,657	13,302	10,322	10,180
Florida	110,940	76,829	76,253	77,873	72,676
Georgia	54,592	45,154	43,064	44,171	38,203
Mississippi	28,569	23,941	20,341	23,292	19,626
Tennessee	22,196	15,746	13,674	17,122	19,347
Virginia	16,017	11,458	11,040	11,877	10,339
Texas (3)	39,320	15,429	5,045	—	—
Louisiana (3)	$2,595	—	—	—	—
Total production by state	$386,539	$266,532	$237,600	$240,305	$213,425
Loan sales	$118,344	$195,027	$88,153	$93,602	$152,418
Portfolio yield (4)	3.26%	3.39%	3.48%	3.57%	3.68%

(1)	Calculated by dividing loan category as of the end of the period by period-end loans including held for sale for the specified loan portfolio
(2)	Calculated by dividing annualized net charge-offs for the period by average loans held for investment during the period for the specified loan category
(3)	Expansion into Texas began in October of 2013. Expansion into Louisiana began in May of 2014
(4)	Includes held-for-sale

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
ANALYSIS OF MORTGAGE LENDING
(UNAUDITED)

	For the Three Months Ended
($ in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Average loans outstanding (1)	$228,298	$170,988	$194,626	$328,038	$297,024
Average servicing outstanding	$4,691,759	$4,473,027	$4,221,134	$3,953,760	$3,239,672
% of loan production for purchases	86.18%	78.48%	78.72%	74.13%	58.30%
% of loan production for refinance loans	13.82%	21.52%	21.28%	25.87%	41.70%
Production by region:
Georgia	$328,936	$181,667	$259,289	$353,187	$427,815
Florida/Alabama	26,383	20,816	19,724	17,807	24,025
Virginia/Maryland	132,816	73,471	91,494	151,573	167,099
Total retail	488,135	275,954	370,507	522,567	618,939
Wholesale	73,252	44,862	55,149	96,773	165,022
Total production by region	$561,387	$320,816	$425,656	$619,340	$783,961
Loan sales	$446,176	$328,145	$467,932	$753,196	$756,224
Portfolio yield (1)	4.07%	4.26%	4.10%	3.84%	3.59%

INCOME FROM MORTGAGE BANKING ACTIVITIES
(UNAUDITED)

	For the Three Months Ended
($ in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Marketing gain, net	$10,954	$7,991	$8,568	$12,785	$13,916
Origination points and fees	3,148	1,787	2,474	3,806	4,212
Loan servicing revenue	2,998	3,005	2,609	2,402	2,021
MSR amortization and impairment adjustments	(3,530)	(2,196)	(2,853)	(1,184)	9
Total mortgage banking activities	$13,570	$10,587	$10,798	$17,809	$20,158

Noncash items included in income from mortgage banking activities:
Capitalized MSR, net	$3,693	$2,170	$3,992	$7,367	$5,934
Valuation on MSR	(1,838)	(619)	(1,360)	138	1,551
Mark to market adjustments	1,609	1,362	344	2,605	(6,634)
Total noncash items	$3,464	$2,913	$2,976	$10,110	$851

(1) Includes held-for-sale

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
AVERAGE BALANCE, INTEREST AND YIELDS
(UNAUDITED)

	For the Six Months Ended
	June 30, 2014			June 30, 2013
	Average	Income/	Yield/	Average	Income/	Yield/
($ in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Loans, net of unearned income:
Taxable	$2,116,931	$46,445	4.42%	$2,116,925	$46,785	4.46%
Tax-exempt (1)	8,747	227	5.23%	6,959	167	4.84%
Total loans	2,125,678	46,672	4.43%	2,123,884	46,952	4.46%
Investment securities:
Taxable	161,846	2,182	2.72%	148,940	1,594	2.16%
Tax-exempt (2)	14,997	478	6.43%	17,195	529	6.20%
Total investment securities	176,843	2,660	3.03%	166,135	2,123	2.58%
Federal funds sold and bank deposits	61,633	58	0.19%	41,642	18	0.09%
Total interest-earning assets	2,364,154	49,390	4.21%	2,331,661	49,093	4.25%
Noninterest-earning assets:
Cash and due from banks	17,298			14,107
Allowance for loan losses	(32,309)			(33,462)
Premises and equipment, net	48,624			39,515
Other real estate	27,458			38,899
Other assets	144,103			134,409
Total assets	$2,569,328			$2,525,129
Liabilities and shareholders’ equity
Interest-bearing liabilities:
Demand deposits	$696,464	$973	0.28%	$624,179	$841	0.27%
Savings deposits	311,871	589	0.38%	324,552	706	0.44%
Time deposits	664,169	3,254	0.99%	721,348	3,680	1.03%
Total interest-bearing deposits	1,672,504	4,816	0.58%	1,670,079	5,227	0.63%

Other borrowings	78,427	113	0.29%	173,399	679	0.79%
Subordinated debt	46,393	552	2.40%	67,527	1,735	5.18%
Total interest-bearing liabilities	1,797,324	5,481	0.61%	1,911,005	7,641	0.81%
Noninterest-bearing:
Demand deposits	506,418			386,460
Other liabilities	24,912			20,532
Shareholders’ equity	240,674			206,088
Total liabilities and shareholders’ equity	$2,569,328			$2,524,085
Net interest income/spread		$43,909	3.60%		$41,452	3.44%
Net interest margin			3.75%			3.59%

(1) Interest income includes the effect of taxable-equivalent adjustment for 2014 and 2013 of $79,500 and $58,000, respectively, using a 35% tax rate.
(2) Interest income includes the effect of taxable-equivalent adjustment for 2014 and 2013 of $167,000 and $185,000, respectively, using a 35% tax rate.

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
AVERAGE BALANCE, INTEREST AND YIELDS
(UNAUDITED)

	For the Three Months Ended
	June 30, 2014			June 30, 2013
	Average	Income/	Yield/	Average	Income/	Yield/
($ in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Loans, net of unearned income:
Taxable	$2,170,978	$24,725	4.57%	$2,142,852	$22,883	4.28%
Tax-exempt (1)	8,868	116	5.25%	8,065	102	5.07%
Total loans	2,179,846	24,841	4.57%	2,150,917	22,985	4.29%
Investment securities:
Taxable	162,435	1,089	2.69%	153,860	745	1.94%
Tax-exempt (2)	15,073	239	6.36%	16,502	253	6.15%
Total investment securities	177,508	1,328	3.00%	170,362	998	2.35%
Federal funds sold and bank deposits	46,838	20	0.17%	57,769	15	0.10%
Total interest-earning assets	2,404,192	26,189	4.37%	2,379,048	23,998	4.05%
Noninterest-earning assets:
Cash and due from banks	15,615			14,250
Allowance for loan losses	(30,767)			(33,264)
Premises and equipment, net	48,767			41,126
Other real estate	26,133			39,014
Other assets	144,804			137,859
Total assets	$2,608,744			$2,578,033
Liabilities and shareholders’ equity
Interest-bearing liabilities:
Demand deposits	$694,144	$466	0.27%	$627,892	$423	0.27%
Savings deposits	314,890	294	0.37%	318,804	329	0.41%
Time deposits	653,423	1,568	0.96%	729,995	1,848	1.02%
Total interest-bearing deposits	1,662,457	2,328	0.56%	1,676,691	2,600	0.62%
Other borrowings	93,374	69	0.30%	192,089	273	0.57%
Subordinated debt	46,393	277	2.39%	67,527	868	5.16%
Total interest-bearing liabilities	1,802,224	2,674	0.60%	1,936,307	3,741	0.77%
Noninterest-bearing liabilities and shareholders' equity:
Demand deposits	534,492			402,878
Other liabilities	28,124			21,357
Shareholders’ equity	243,904			217,491
Total liabilities and shareholders’ equity	$2,608,744			$2,578,033
Net interest income/spread		$23,515	3.77%		$20,257	3.28%
Net interest margin			3.92%			3.42%

(1) Interest income includes the effect of taxable-equivalent adjustment for 2014 and 2013 of $40,500 and $36,000, respectively.
(2) Interest income includes the effect of taxable-equivalent adjustment for 2014 and 2013 of $84,000 and $88,000, respectively.